Exhibit 99.1

Investor Presentation

May 2013

NASDAQ: ADES

WWW.ADAES.COM

Safe Harbor

This Securities presentation Exchange includes Act of forward-looking 1934, which provides statements a “safe within harbor” the meaning for such of statements Section 21E in certain of the circumstances. The forward-looking statements include statements or expectations regarding future revenues, contracts, earnings, projects, cash demonstrations flows and other and financial technologies; measures; amount future and operations; timing our of ability production to capitalize of RC, on technologies; and expand scope, our business timing and to meet impact opportunities of current and in our anticipated target markets regulations, and profit legislation; from our future proprietary supply and regulations demand; and the related ability matters. of our technologies These statements to assist are our based customers on current in complying expectations, with government estimates, projections, uncertainties. beliefs Actual and events assumptions or results of our could management. differ materially Such statements from those involve discussed significant in the risks forward- and looking regulations statements and IRS interpretations as a result of or various guidance, factors, government including funding, but not accounting limited rules, to, changes prices, economic in laws, them; conditions failure and of market the RC demand; facilities timing to produce of laws, coal regulations that qualifies and any for legal tax challenges credits; termination to or repeal of or of amendments the remaining to RC the facilities contracts on for a timely RC facilities; basis; our decreases inability in to the ramp production up operations of RC; failure to effectively to lease address or sell impact expected of growth competition; in our target availability, markets; cost inability of and to demand commercialize for alternative our technologies tax credit on vehicles favorable and terms; other equipment; technologies; loss technical, of key start-up personnel; and intellectual operational property difficulties; infringement availability claims of from raw materials third parties; and Commission seasonality and (SEC) other . You factors are cautioned discussed not in to greater place undue detail reliance in our filings on such with statements the Securities and to and consult Exchange our SEC securities. filings for Our additional forward-looking risks and statements uncertainties are presented that may as apply of the to our date business made, and and we the disclaim ownership any of duty our to update such statements unless required by law to do so.

© 2013 ADA-ES, Inc.

ADA-ES, Inc.

more Providing than emission 30 years control solutions to the power industry for

? control Portfolio mandates. of proprietary, 17 patents low CAPEX issued technologies or allowed to meet pollution

? Customers include most of the leading electric power companies

? Strong 2021 (and growing) cash flows from Refined Coal business through ? equipment Emission Control market, at longer early stage -term of consumables compliance supply ramp. market Near-term

? 10M shares outstanding, no significant debt, $22M in cash at 1Q13

Near-term growth opportunities

Refined Coal

28 facilities eligible for Section 45 Tax Credits of

$6.59 (escalating) through 2021 5 facilities leased/sold to investors generating more than $50M in annual payments Remaining facilities expected to be leased/sold by YE2014

Expect $200M in annual segment revenues at

+90% margin

Emissions Control Equipment

MATS rule took effect in 2012, compliance by 2015 Rule creates $1B market for equipment ADA leading provider of equipment to meet MATS

??Activated Carbon

Injection Systems

??Dry Sorbent Injection

Systems

Equipment backlog of $32.7M at 1Q13, up from $25.3M at

4Q12 and $4.6M at 1Q12

Mercury Control Consumables

MATS to create annual market of $1-$2B for consumables to control mercury

ADA offers proprietary chemical technology applied prior to combustion as alternative to the use of activated carbon Addressable market of

~600M tons of western coal per year

© 2013 ADA-ES, Inc.

PORTFOLIO OF EMISSIONS CONTROL SOLUTIONS

M-ProveTM

Refined Coal

Coal Bunker

Flue Gas Conditioning

Boiler

Air Preheater

Dry Sorbent Injection (DSI)

SCR DeNOx

Filter or ESP

Flue Gas Desulfurization (FGD) Scrubber

Activated Carbon Injection (ACI)

Refined Coal- $0 cost to utility

M-ProveTM $0 capex, $1-$4/ton reduced compliance cost

ACI/DSI- $1-3M in capex

Scrubber, SCR- $100M+ in capex

Large E&C firms

© 2013 ADA-ES, Inc.

EXPECTED REVENUE MIX TRAJECTORY

Refined Coal (ADA’s share)

Equipment

Technology sales & licensing

New technology

2009-2012A

2013-2016E

2017-2020E

© 2013 ADA-ES, Inc.

REFINED COAL

CLEAN COAL SOLUTIONS, LLC (CCS)

CLEAN COAL SOLUTIONS JV OWNERSHIP STRUCTURE

GOLDMAN SACHS 15%

NEXGEN 42.5%

ADA 42.5%

© 2013 ADA-ES, Inc.

Update on 28 Refined Coal Facilities


5 facilities generating $50M + in annual revenues
~15MT/yr
1 facility currently retained, expected to be leased in 2Q13
~4MT/yr
2 facilities retained by CCS
~2MT/yr
Operating
1 facility with lease contracts finalized, waiting on PSC approval to begin operation
~3MT/yr
7 facilities in various stages of negotiations. Expected to be leased/sold in 2013/2014
~25MT/yr
12 facilities to use M-45-PC technology. First expected to be operating in 2H13
~60MT/yr
Not currently operating

© 2013 ADA-ES, Inc. -7- Advancing Cleaner Energy

Refined Coal: *Monetization Dynamics*

ADA

Each RC facility can be leased or sold to generate revenue, or operated by CCS for tax credit benefits to offset future tax obligations

CLEAN COAL SOLUTIONS LLC

CCS Receives:
~$3+/ton in consolidated payments, net $1.50-$2/ton to ADA of pre-tax income after payments to ADA's JV partners

RC Investor

Receives: (a)$6.59 tax credit through RC production, and (b) tax deductions for rental, utility and operating expenses

Pays: ~$1/ton to utility, ~$2/ton for operating expenses and ~$3+/ton to CCS



Utility

Receives: value of $1.00 - $4.00 / ton for emissions reduction

Payment of ~$1/ton from RC investor

- **Requirements to commence operations:**
  - Operating permits obtained from each relevant state
  - Approval from Public Utilities Commissions (PUC) in regulated states
  - Approval from coal and transportation companies
  - Approval from plant owners
  - Contracts negotiated and signed among CCS, RC investor and power companies
- **3 RC investors currently engaged**
- **Working with additional RC investors for remaining RC facilities**

© 2013 ADA-ES, Inc.
-8-
Advancing Cleaner Energy

REFINED COAL:

FINANCIAL RESULTS OF RETAINING TONS AND TAX CREDITS

CCS may operate an RC facility, retaining the tax credits, prior to finalizing contracts with the RC investor

Current Period

$50

$40

$30

$20

$10

$0

$10

$20

$30

$40

Operating Cost

Raw Coal Cost

$3/Ton

($40/Ton)

$40/Ton

RC Sales

Future Period

$7.50/Ton

Value of Tax Credits and Benefits

Retained RC Results

Cost of retained tons

Tax credits generated

$20

$15

$10

$5

$0

1Q12 2Q12 3Q12 4Q12 1Q13

Tax Credit Balance

$60 $50 $40 $30 $20 $10 $0

4Q11 1Q12 2Q12 3Q12 4Q12 1Q13

Note: Tax credits not reflected on balance sheet, seen in footnotes

© 2013 ADA-ES, Inc.

Financial Impact of RC Operations

Facilities

RC Facilities # 1-6 RC Facility #7 RC Facility #8 RC Facility #9 RC Facilities #10-28

Status

4 facilities leased at YE12, 2 retained by CCS

Operated by CCS until 2/28/13, then sold to RC investor

Operated by CCS, expect to be leased by the end of 2Q13

Not operating, contracts are final, waiting for PSC approval

Not operating, certain facilities are in various stages of negotiation

Actual and expected consolidated gross profits ($000) 1Q13A 2Q13E 3Q13E

$11.0 $10.4 $10.4

($0.9) $3.6 $3.6

($3.4) ($2.8) $3.5

$0.0 $0.0 $3.4

$0.0 $0.0 $0.0

Consolidated Gross Margin from RC $6.7 $11.2 $20.9

Note:

ADA owns 42.5% of Clean Coal Solutions

© 2013 ADA-ES, Inc.

EMISSIONS CONTROL

ACTIVATED CARBON INJECTION SYSTEMS

Installed/installing ACI systems on over 60 boilers at coal-fired power plants

Plant burns PRB coal or lignite

Plant burns bituminous coal

DRY SORBENT INJECTION SYSTEMS

Sold through our BCSI subsidiary

© 2013 ADA-ES, Inc.

EMISSION CONTROL

MATS Market

$800

$600

$400

$200

$0

Wins to date

Bids/Potential projects

Expected future RFPs

EC Revenues and Backlog

$35

$30

$25

$15

$10

$5

$0

4Q11

1Q12

2Q12

2Q12

3Q12

4Q12

Equipment Revenue

Backlog

MATS market developing as expected

$1-$2B market for consumables to control mercury starting in 2016 Recently announced more than $30M in new awards ADA is prepared for this market

- Supply agreements already in place, engineering capabilities expanded

- Ample (and growing) cash balance

© 2013 ADA-ES, Inc.

MERCURY CONTROL: M-PROVETM TECHNOLOGY

coals Patented to burn technology with lower designed mercury to enable emissions Western

– U.S. burns up to 600 MT of Western Coal per year

$1.00-$4.00/ton in benefits to customer to Technology their PRB has coals been at the licensed mine to Arch Coal to apply

– Royalty based on agreement: a portion of payments the premium to ADA paid of up on to treated $1.00/ton coal sales

ADA retains rights to apply technology at power plants Initial market: states with mercury regulations already in place MATS expected to create market starting in 2016 Continued customers demonstration of technology to

© 2013 ADA-ES, Inc.

CO2 CAPTURE: OVERVIEW

Developing proprietary solid sorbent capture technology to capture CO2 from flue gas in conventional coal-fired boilers DOE and industry funding:

- Phase I—$3.8 M R&D at 1 KW pilot plant completed in 2011

- Phase II—$20.5 M, 51-month contract to scale-up technology to 1 MW

• Entered Fabrication and Construction phase of 1 MW plant in June 2012, estimated completion in October

2013

• Testing in 2014

Advantages over competing technologies:

- For customer: lower cost and less parasitic energy

- For ADA: continuous revenues from sale of proprietary chemical sorbents

© 2013 ADA-ES, Inc.

BALANCE SHEET HIGHLIGHTS

$s in Millions

Cash & Cash Equivalents

Working Capital, net of deposits and deferred revenues

Long-term Liabilities

Shares Outstanding

3/31/13

$21.9

$22.1

$18.9

10.1

12/31/12

$9.7

$1.6

$6.5

10.0

© 2013 ADA-ES, Inc.

FINANCIAL SUMMARY:
Q1 2013 VS. Q1 2012

$ in Ms	2013	2012
Revenues	$68.3	$18.2
Gross Margin / Margin %, Including Coal Sales	$9.7 / 14%	$4 / 22%
Adjusted Gross Margin / Margin %, Excluding Coal Sales and Retained Tonnage Operating Expense*	$16.2 / 70%	$6.4 / 76%
Operating (Loss)	$(2.2)	$(2.4)

- Retained tonnage has a dominating impact on GAAP Income Statement
  - ~$45 million of 1Q13 revenues are due to coal sales relating to retained RC facilities.
  - ~$6.5 million of 1Q13 operating expenses are due to ~1.9 million retained tons, which generated $12.6M in tax credits
  - Financial benefit of tax credits generated will not been seen until future quarters due to valuation allowance

*See appendix for explanation of non-GAAP financial measures

© 2013 ADA-ES, Inc.

-16-
Advancing Cleaner Energy

Key Takeaways

RC opportunities expected to provide substantial growth in revenues, profits and cash flows in 2013, and consistent revenue streams through 2021 MATS compliance requirements are driving significant near-term market for equipment M-ProveTM technology and royalty opportunity expected to produce additional growth beyond MATS equipment market Developing solid sorbent capture technology to capture CO2 from flue gas in conventional coal-fired boilers

© 2013 ADA-ES, Inc.

Appendix

© 2013 ADA-ES, Inc.

Business Segments

Refined Coal

- CyClean, M-45™ and M45-PC™ technologies reduce mercury and NOx emissions and qualify for Section 45 Tax Credits of $6.59 per ton for next 8 years
- Each facility can be leased or sold to generate revenue or operated by Clean Coal for tax credit benefit
- 42.5% stake in Clean Coal Solutions JV with NexGen & Goldman Sachs

Emissions Control Systems

- Regulations have created $1B market for MATS technologies
  - Activated Carbon Injection: control mercury
  - Dry Sorbent injection: control acid gases
  - Carbon Mitigation strategies for Hg re-emissions in WFGD
  - Non-SO_3 based LFGC Technology for ESP resistivity enhancement
- Coal treatment technology to reduce mercury emissions; licensed to Arch Coal

CO_2 Capture

- Developing technology to capture CO_2 from flue gas in coal-fired boilers
- Ongoing research partnership with Department of Energy and Southern Company
- 1MW pilot plant under construction. Testing in 2014







© 2013 ADA-ES, Inc. Confidential and Proprietary Information

Advancing Cleaner Energy

Coal Energy

- Coal expected to provide ~ 40% of America's electricity in 2035 according to Department of Energy
- 1,200 existing coal-fired power plants in the US generate the majority of the nation's electricity, and consume ~ 900M to 1B tons of coal each year
- EPRI estimates that the coal-fired power industry will invest $275 billion in retrofits through 2035
- Lower coal prices benefit our customers
- 11 new coal-fired power projects currently have permits and are expected to begin construction in the next year
- The energy in America's recoverable coal reserves is equivalent to 1 trillion barrels of oil – about equal 2/3rds of the world's known reserves
- In order to maintain its leadership position, coal must burn cleaner

SOURCES OF U.S. ELECTRICITY, 2011


1%
13%
19%
25%
42%
Coal
Natural Gas
Nuclear
Renewables
Petroleum

Source: U.S. EIA, March 2012

Advancing Cleaner Energy
© 2013 ADA-ES, Inc.

PORTFOLIO OF EMISSIONS CONTROL SOLUTIONS

M-Prove TM

Refined Coal

Coal

Bunker

Boiler

Air Preheater

Flue Gas Conditioning

Dry Sorbent

Injection (DSI)

Activated Carbon Injection (ACI)

SCR DeNOx

Filter or ESP

Scrubber AdditiveFlue Gas Desulfurization (FGD) Scrubber

© 2013 ADA-ES, Inc.

Refined Coal: Introduction & Overview

ADA

- The American Jobs Creation Act of 2004, Section 45 of the IRC: contains provisions to incentivize the production of pollution mitigating Refined Coal (RC) via annually escalating tax credits per ton of coal burned. RC reduces mercury by 40%+ and NOx emissions by 20%+ when that coal is burned.

- Clean Coal Solutions ("CCS") JV offers three technologies that produce Section 45 Refined Coal
  - The **CyClean™**, **M-45™** and **M-45-PC™** technologies provide on-site, proprietary pre-treatment to Powder River Basin (PRB) and Lignite coals for use in cyclone boilers, circulating fluid bed boilers and pulverized coal boilers.

Key Dates

- **June 2010**: Clean Coal Solutions commences operations at first two RC facilities
- **December 2010**: Congress extends "placed-in-service" deadline for new RC facilities to 12/31/11
- **January - December 2011**: CCS fabricates, installs and "places-in-service" 26 additional RC units able to qualify for Section 45 tax credits
- **June 2011**: an affiliate of Goldman Sachs purchases a 15% stake in CCS for $60M
- **2012 - 2014:** CCS focused on capturing the value of Section 45 tax credits

© 2013 ADA-ES, Inc.
Advancing Cleaner Energy

Q1 2013 Refined Coal Highlights

A 5th RC facility sold to a new RC investor- $20M upfront payment, $5M more with receipt of PLR in 2013

- The 5 leased/sold RC facilities are expected to produce more than $50M in annual revenues

Restructured leases with our first RC investor

M-45-PC TM technology demonstrated successfully at several sites

- Tested at four plants with six boilers

- First PC facility expected to be operating as early as the 2H13

© 2013 ADA-ES, Inc.

REFINED COAL

$(000)	For the Three Months Ended March 31, 2013		For the Three Months Ended March 31, 2012		For the Three Months Ended 31-Dec-12	
Rental income	$	12,213	$	5,391	$	9,802
Coal sales		44,960		9,773		51,365
Other income		950		10		11
Total RC Revenues	**$**	**58,123**	**$**	**15,174**	**$**	**61,178**
Cost of Revenues	$	51,469	$	12,043	$	57,984
Gross Margin	$	6,654	$	3,131	$	3,194
Gross Margin Percentage		*11%*		*21%*		*5%*
Adjusted Gross Margin*	$	13,144	$	5,572	$	9,656
*Adjusted Gross Margin Percentage**		*99%*		*99%*		*98%*

** Adjusted gross margin and adjusted gross margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expenses.*

See Appendix for explanation of non-GAAP measures.

Operating Statistics (millions)						
Tons for leased facilities		3.2		1.4		2.5
Tons retained		1.9		0.3		2.1
Total tons treated		5.1		1.7		4.6
Tax Credits generated by JV - retained tons	$	12.6	$	1.7	$	13.3
Tax Credits to ADA (42.5%)	$	5.4	$	0.7	$	5.7

- CCS operated 8 facilities in 1Q13, 5 of which were leased to RC investors at Quarter-end
  - In 1Q13 the three+ RC facilities operated by Clean Coal incurred operating expenses of $6.5M but generated $12.6M in tax credits
  - The operation of these units included $45M in pass through coal purchases/sales

© 2013 ADA-ES, Inc.

Advancing Cleaner Energy

REFINED COAL:

FINANCIAL IMPACT OF CONVERTING A RC FACILITY FROM CCS OPERATION TO 3RD PARTY RC INVESTOR

CCS Consolidated financial example for a 3 MT/yr facility

$15 $10 $5 $- $(5) $(10) $(15)

Millions

CCS Self Monetization

CAPEX

Operating Expense

($2M)

($9M/yr)

3rd Party RC Investor

$12M/yr

~$9M

Payment from

RC investor

Cash at Closing (Pre-Paid Rent)

© 2013 ADA-ES, Inc.

PROPOSED REORGANIZATION STRUCTURE*

Advanced Emissions Solutions, Inc.

Nasdaq: ADES

Operating Companies

BCSI, LLC 100% owned ADES

ADA-ES, Inc. 100% owned ADES

Clean Coal Solutions, LLC 42.5% owned ADA-ES, Inc.

* Annual shareholder meeting scheduled for June 13, 2013

ACI MARKET SHARE

Boilers treated by ACI systems

Source: ICAC

ADA

Norit

CB-EEC

Albermarle

B&W

BPI

Dustex

Shick

Siemens

© 2013 ADA-ES, Inc.

NON-GAAP FINANCIAL MEASURES

Adjusted gross margin and adjusted gross margin percentage exclude coal sales and raw coal purchases and retained tonnage operating expenses. Adjusted gross margin and adjusted gross margin percentage are non-GAAP financial measures which are used to provide investors with greater transparency with respect to the effect on gross margin from Clean Coal’s operation of certain RC facilities for its own account. We believe these non-GAAP financial measures provide meaningful supplemental information for investors regarding the performance of our business and the effect on gross margin and gross percentage of the operation of these RC facilities by Clean Coal for its own account.

For the Three Months Ended

$(000)

March 31, 2013

March 31, 2012

December 31, 2012

Coal sales and cost of raw coal

Operating costs of retained tonnage

$44,960

$6,490

$9,773

$2,441

$51,365

$6,462

© 2013 ADA-ES, Inc.

CONTACTS

Michael D. Durham, Ph.D., MBA President & CEO

Mark H. McKinnies SVP & CFO

Graham Mattison

Vice President, Investor Relations (646)-319-1417 graham.mattison@adaes.com

© 2013 ADA-ES, Inc.